EXHIBIT 10.3

                            ASSET PURCHASE AGREEMENT



                                 BY AND BETWEEN



                      ROBERT CLEAR COAL CORPORATION, SELLER



                                       AND



                        NATIONAL COAL CORPORATION, BUYER




                             DATED: OCTOBER 26, 2004



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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1   SALE AND PURCHASE..................................................1

    Section 1.1     Purchase and Sale of Certain Assets........................1

    Section 1.2     Closing....................................................2

    Section 1.3     Purchase Price.............................................3

    Section 1.4     Delivery of Possession.....................................3

ARTICLE 2   COVENANTS AND AGREEMENTS...........................................3

    Section 2.1     Cooperation and Good Faith.................................3

    Section 2.2     Existing Mine Operations...................................4

    Section 2.3     Removal of Seller's Property...............................4

    Section 2.4     Permit 3116 and Replacement of Reclamation Bonds...........4

    Section 2.5     Assumed Obligations and Post-Closing Compliance
                       with Laws...............................................7

    Section 2.6     Cooperation................................................7

    Section 2.7     Performance of Leases......................................8

ARTICLE 3   REPRESENTATIONS AND WARRANTIES OF SELLER...........................8

    Section 3.1     Corporate Organization.....................................8

    Section 3.2     Authorization, Execution and Delivery......................8

    Section 3.3     Validity of Contemplated Transactions and Approvals........9

    Section 3.4     Consents and Approvals of Governmental Authorities.........9

    Section 3.5     Property Interests.........................................9

    Section 3.6     Mining and Geological Information.........................11

    Section 3.7     Labor and Employee Relations..............................11

    Section 3.8     Compliance with Law.......................................11

    Section 3.9     Permits and Licenses......................................12

    Section 3.10    Equipment.................................................13

    Section 3.11    Environmental Matters.....................................13

    Section 3.12    Brokers...................................................14

    Section 3.13    Representations and Warranties As of The Closing
                       Date...................................................14

ARTICLE 4   REPRESENTATIONS AND WARRANTIES OF BUYER...........................14

    Section 4.1     Corporate Organization....................................14

    Section 4.2     Authorization, Execution and Delivery.....................15


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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE
                                                                            ----

    Section 4.3     Validity of Contemplated Transactions.....................15

    Section 4.4     Brokers...................................................15

    Section 4.5     Representations and Warranties As of The Closing
                       Date...................................................16

ARTICLE 5   Conditions to buyer's obligations.................................16

    Section 5.1     Representations and Warranties............................16

    Section 5.2     Performance...............................................16

    Section 5.3     No Material Adverse Change................................16

    Section 5.4     Consents..................................................16

    Section 5.5     Non-Foreign Status Affidavit..............................17

    Section 5.6     No Actions, Suits or Proceedings..........................17

    Section 5.7     Closing Documents.........................................18

    Section 5.8     Purchase of Other Assets..................................18

ARTICLE 6   CONDITIONS TO SELLER'S OBLIGATIONS................................18

    Section 6.1     Representations and Warranties............................18

    Section 6.2     Performance...............................................18

    Section 6.3     No Actions, Suits or Proceedings..........................18

    Section 6.4     Closing Documents.........................................19

    Section 6.5     Buyer's Purchase of Other Assets..........................19

ARTICLE 7   CLOSING DELIVERIES................................................19

    Section 7.1     Deliveries by Seller......................................19

    Section 7.2     Deliveries by Buyer.......................................21

    Section 7.3     Release from Escrow.......................................22

    Section 7.4     Post-Closing Assistance...................................23

ARTICLE 8   SURVIVAL AND INDEMNIFICATION......................................23

    Section 8.1     Survival..................................................23

    Section 8.2     Indemnification by Seller.................................23

    Section 8.3     Notice to Seller, Etc.....................................24

    Section 8.4     Indemnification by Buyer..................................24

    Section 8.5     Notice to Buyer, Etc......................................25

    Section 8.6     Survival of Indemnification...............................25


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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE
                                                                            ----

ARTICLE 9   MISCELLANEOUS.....................................................26

    Section 9.1     Knowledge of Seller.......................................26

    Section 9.2     "Material" Defined........................................26

    Section 9.3     Notices...................................................26

    Section 9.4     Entire Agreement..........................................27

    Section 9.5     Modifications and Amendments..............................27

    Section 9.6     Assignment................................................28

    Section 9.7     Parties in Interest.......................................28

    Section 9.8     Governing Law.............................................28

    Section 9.9     Severability..............................................28

    Section 9.10    Headings and Captions.....................................29

    Section 9.11    Expenses..................................................29

    Section 9.12    Counterparts..............................................29

    Section 9.13    Interpretation............................................29

    Section 9.14    Schedules.................................................29

    Section 9.15    Time of the Essence.......................................29

    Section 9.16    Facsimile Signature.......................................30


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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into this 26th day of October, 2004, by and among ROBERT CLEAR COAL CORPORATION, a Tennessee corporation, whose address is 2980 General Carl W. Stiner Highway, LaFollette, Tennessee 37766, ("Seller") and NATIONAL COAL CORPORATION, a Tennessee corporation, whose address is 319 Ebenezer Road, Knoxville, Tennessee 37923 ("Buyer").
                              W I T N E S S E T H:

         WHEREAS, Seller is the owner of certain assets which include, among other things, leases, permits, contracts, and mining equipment, and

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, only such assets as specifically described herein, all of which shall be upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the strict performance and observance of the terms, conditions, promises, covenants, stipulations, and agreements hereinafter set forth to be performed and observed by the parties, and the further consideration set forth herein, the sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

                                   ARTICLE 1

                                SALE AND PURCHASE

         SECTION 1.1 PURCHASE AND SALE OF CERTAIN ASSETS. Upon the terms and subject to all the conditions in this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell and deliver to Buyer, on the Closing Date (as defined in Section 1.2), all of the hereinafter described property which shall be collectively referred to as the "Assets," as follows:


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                  (a) All right,  title and interest of Seller in those  certain leases identified on Schedule 1.1(a) (the "Leases"), including any pre-payments or recoupments to which Seller may be entitled, as set forth on Schedule 1.1(a). The Leases and the property demised thereunder are sometimes hereinafter referred to as the "Real Property."

                  (b) All right, title and interest in the machinery and equipment as shown on the Schedule of Equipment attached hereto and made a part hereof as Schedule 1.1(b) (the "Equipment").

                  (c) All right, title and interest in all pending and/or issued Permits and licenses (the "Permits") held by Seller in relation to Seller's mining operations on the Real Property, as set forth on the Schedule of Permits attached hereto and made a part hereof as Schedule 1.1(c).

                  (d) All of Seller's right, title and interest in all geological data, reserve data, mine maps, core hole logs, coal measurements, coal samples, lithologic data, mine plans, mining feasibility studies or analyses, reserve reports, exploration data, mining permit applications and supporting data, engineering studies, title reports and opinions in the possession of or in the control of Seller relating to or affecting the coal reserves, mining conditions, mines and mining plans of Seller in or upon the Real Property and pertaining in any way to the ownership, condition or operation of the Assets (the" Records" ) .

         SECTION 1.2 CLOSING. The consummation of the transactions contemplated herein (the "Closing") shall be held within two (2) business days after receipt by Seller and/or Buyer of the OSM Notice from the Department of Interior, Office of Surface Mining, including TDEC, (collectively, "OSM") that it is prepared to transfer Permit 3116 and the related TDEC Permit to


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Buyer,  as provided in Section  2.4(a)  herein (the "Closing  Date"),  but in no event later than November 30, 2004, at a mutually agreeable location in Knoxville, Tennessee. Provided, however: (i) notwithstanding anything herein to the contrary, the Closing shall be held prior to the date of actual transfer of Permit 3116 to Buyer by OSM, and (ii) in the event the TDEC Permit is transferred by TDEC and the Closing Documents are not released to Buyer under the Escrow Agreement referenced in Section 7.3, Buyer shall sign and deliver all forms and applications necessary to transfer the TDEC Permit back to Seller.

         SECTION 1.3 PURCHASE PRICE. In consideration of the sale, transfer and delivery of the Assets, Buyer shall pay to Seller the Purchase Price of Two Million Two Hundred Forty-One Thousand One Hundred Twenty-Nine and 50/100 Dollars ($2,241,129.50) payable at Closing in immediately available funds. The Purchase Price shall be allocated to the Assets as shown on Schedule 1.3.

         SECTION 1.4 DELIVERY OF POSSESSION. Simultaneously with the Closing, Seller will take all such steps that may be required to place Buyer in actual possession of the Real Property, Equipment and Records.

                                   ARTICLE 2

                            COVENANTS AND AGREEMENTS

         SECTION 2.1 COOPERATION AND GOOD FAITH. Each of the parties hereto shall use its best efforts in good faith to perform and fulfill all conditions and obligations to be fulfilled or performed by it hereunder to the end that the transactions contemplated hereby will be fully and timely consummated and enforced. From time to time after the Closing, the parties will execute


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and  deliver  such  other  instruments  and take  such  other  action  as may be reasonably required to consummate the transactions under this Agreement.

         SECTION 2.2 EXISTING MINE OPERATIONS. As of the release from escrow of the closing documents to Buyer after Closing as provided in Section 7.3, Buyer will assume responsibility for Seller's existing permitted mining operations located on the Leases (the "Mine") including but not limited to all reclamation obligations under Permit 3116 (as identified on Schedule 1.1(c)). Seller may conduct mining operations through the Closing Date but shall keep reclamation obligations at the Mine reasonably current and consistent with conditions now existing and with the existing mining and reclamation plan of Seller. Seller shall not conduct active mining operations on the Leases after the Closing Date and prior to the release from escrow as provided in Section 7.3. Buyer has inspected and approved the status of the Real Property and existing reclamation and accepts same in its condition "AS IS, WHERE IS" as of the date hereof. Buyer shall inspect and approve the status of the Real Property and reclamation prior to the Closing, and by closing accepts same in its then condition "AS IS, WHERE IS" as of the Closing.

         SECTION 2.3 REMOVAL OF SELLER'S PROPERTY. Seller shall have the right to remove all coal inventory and other property of Seller, exclusive of the Assets, from the Real Property within thirty (30) days after the Closing Date. Any such other Seller property and coal inventory thereafter on the Real Property shall belong to Buyer.

         SECTION 2.4 PERMIT 3116 AND REPLACEMENT OF RECLAMATION BONDS.

                  (a) As soon as reasonably  practicable  but not later than ten
(10) days after date hereof, Buyer and Seller shall file any and all necessary applications with OSM for


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transfer  of Permit 3116 and with TDEC for the  transfer  of the related  Permit
(collectively, the "Successor Permittee Application") to Buyer. Buyer shall prepare the Successor Permittee Application and applications for transfer of the other Permits (collectively the "Applications"). Prior to the time of transfer to Buyer of Permit 3116 by the regulatory agency, and not later than the date of the closing, Buyer shall post all bonds (with appropriate collateral of a type satisfactory to the appropriate regulatory authority) necessary to substitute Buyer's bonds for Seller's bonds identified in Schedule 2.4(a) ("Bonds") so that the regulatory agency shall transfer Permit 3116 and as soon as reasonably practicable thereafter release Seller's Bonds and all collateral for the Bonds. Any and all necessary filing fees for the Applications, the cost of advertising the filing of the Applications, any and all costs payable to any governmental authority in connection with the Applications, and the cost of pursuing transfer of Permit 3116, shall be borne by Buyer; otherwise, each party will bear its own costs and expenses in connection with such transfer of Permit 3116. Each party hereto shall bear all its bond fees and other costs with respect to the bonds and other security it has posted or may post in connection with the foregoing.

                  (b)  Buyer  will file at such time as  expressly  provided  by
Section 2.4(a) above, bonds with appropriate collateral of a type satisfactory to the appropriate regulatory authority as surety for the performance of all obligations under Permit 3116, including but not limited to reclamation of the boundaries affected by Permit 3116, including all areas therein previously affected by the Seller, with good and sufficient surety or collateral satisfactory to the regulatory agency. The parties shall take all reasonable steps necessary to ensure that promptly (considering the normal time frame for regulatory action) upon the transfer of Permit 3116 or reissuance of Permit 3116 to Buyer by the appropriate regulatory agency or agencies, Seller shall


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be released and absolved from all liability and obligation under Permit 3116 and all Bonds and all deposits, letters of credit or collateral posted by Seller as security for such Bonds and any cash bonds or letters of credit posted by the Seller directly with the regulatory agency in connection therewith shall be refunded in full and/or returned to Seller.

                  (c) Buyer and Seller agree to diligently prosecute at Buyer's cost the Application process contemplated hereby for the transfer of Permit 3116 until: (i) such time as the Permit 3116 is transferred, or (ii) such transfer is denied by the regulatory agency, whichever is earlier. Buyer and Seller may submit additional information and documentation as may be requested by the regulatory agency to allow Permit 3116 to be transferred, but if the transfer is denied, the Successor Permittee Application shall not be re-submitted. Provided, however, if the OSM Notice Date has not occurred on or before November 30, 2004, Buyer, Seller, or either of them may in their sole discretion withdraw the Successor Permittee Application and neither party shall have any further obligations of performance under this Agreement.

                  (d) Buyer understands that certain non-compliances and violations exist under Permit 3116 (as identified on Schedule 3.8) as of date hereof and as of the Closing which Buyer agrees to timely remediate (as required in said non-compliances and notices of violations) after the Closing but prior to the issuance of any cessation order by governmental agencies. Seller shall use its best reasonable efforts to conduct its mining operations after date hereof and up to the Closing, in compliance with Permit 3116 so that no new notices of violation or non-compliance are issued to Seller prior to the Closing. Seller shall use its best reasonable efforts to cause any new violations or non-compliances to be abated or remediated prior to Closing. Seller may, prior to the expiration of the time allowed for abatement of the violation, obtain extensions of time from the regulatory agency. In the event new notices of violation or


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non-compliance  are issued by the regulatory agency after date hereof which have not been abated or remediated prior to Closing, the parties shall proceed to close hereunder, except if any such violation or non-compliance has a material adverse effect, Buyer shall have the right to terminate this Agreement.

                  (e) Buyer shall at all times after release from escrow of the closing documents to Buyer as provided in Section 7.3 indemnify and hold harmless each member of Seller's Group for all losses, costs, fines, penalties, claims, obligations, expenses (including but not limited to attorneys fees) (collectively the "Losses") incurred by each member of Seller's Group in connection with any and all: (i) pre-Closing and post-Closing notices of violations and any and all actions or failure to act of Buyer relating to the Assets, the Permits (including bonds and other security therefor), the Real Property, the Leases, and Seller's mining operations prior to Closing, and (ii) all other obligations of Buyer under this Agreement, which Losses shall constitute Assumed Obligations of Buyer. As used in this Agreement, Seller's Group shall include Seller and its officers, directors, employees, agents, contractors and affiliates.

         SECTION 2.5 ASSUMED OBLIGATIONS AND POST-CLOSING COMPLIANCE WITH LAWS. From and after the release from escrow of the closing documents to Buyer as provided in Section 7.3, Buyer shall timely perform, pay and discharge all Assumed Obligations and comply with all environmental laws, mining laws and all other laws, regulations and orders and shall release, indemnify and hold harmless each member of Seller's Group from any and all Losses related to such Assumed Obligations.

         SECTION 2.6 COOPERATION. Both until and after the Closing, at the cost of Buyer, Seller at all times will reasonably cooperate in seeking to obtain all governmental consents, Permit, and


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licenses  deemed  desirable by Buyer for the  consummation  of the  transactions contemplated by this Agreement.

         SECTION 2.7 PERFORMANCE OF LEASES. Buyer agrees and covenants that as Assignee of the Leases after release from escrow as provided in Section 7.3 it will assume performance thereof and that it will, from and after the release from escrow of the closing documents to Buyer as provided in Section 7.3, hold Seller harmless from and against any liability arising out of the breach of the terms and covenants of the Leases arising after the Closing.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to, and covenants with, Buyer that:

         SECTION 3.1 CORPORATE ORGANIZATION. Seller is a Tennessee corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has all the requisite corporate power and authority to conduct its business as now conducted and to own the Assets.

         SECTION 3.2 AUTHORIZATION, EXECUTION AND DELIVERY.

                  (a) Excepting only the matters set forth on Schedule 3.2: (i) Seller is the record and beneficial owner of the Assets free and clear of any security interest, mortgage, pledge, lien, agreement, encumbrance or adverse claim against Seller's rights in the Assets; (ii) Seller has the complete and unrestricted right, power and authority to execute and deliver this Agreement; and (iii) Seller has the complete and unrestricted right, power and authority to sell, assign, transfer, convey and deliver the Assets to Buyer and to otherwise perform each of the obligations hereunder, and the Seller's Board of Directors has approved same.


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(b) This Agreement and the documents  executed  pursuant  thereto have been duly executed and delivered by Seller and constitute the valid and binding obligation of Seller enforceable against Seller in accordance with the terms of each, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general, and are effective to convey the interests of Seller as set forth herein, except as shown on Schedule 4.2.

         SECTION 3.3 VALIDITY OF CONTEMPLATED TRANSACTIONS AND APPROVALS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) contravene, violate or result in the violation of any statute, law, ordinance, rule or regulation to which Seller is subject; (ii) contravene, violate or result in the violation of any judgment, order, injunction, writ or decree of any court or any government department, agency, instrumentality or authority which is applicable to Seller; (iii) violate or conflict with any provision of any certificate of incorporation or by-law of Seller; and (iv) except as set forth in Schedule 4.3, require the consent of any other party, or permit any other party (including the other parties under the Leases and Contracts) to terminate or materially impair the rights of Seller or Buyer in any of the Assets, including but not limited to the Leases and the Permit.

         SECTION 3.4 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. Except with respect to the transfer of the Permits, no consent, approval or authorization of, or declaration, registration or filing with, or any notification to any governmental or regulatory authority is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         SECTION 3.5 PROPERTY INTERESTS.


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                  (a) Other than the  Leases,  Seller has no legal or  equitable title or interest in any other coal rights, mineral estates, coal leases, coal subleases, surface mining leases, mining rights, spoilage or overburden disposal rights, surface disturbance consents, easements, licenses, rights of way, wheelage agreements, access rights and other rights or interests in real property and improvements thereon relating to the mining of coal, or the coal therein and thereunder, or access thereto of the right to mine, remove and/or transport same, located within fifteen (15) miles of the Leases. Seller has delivered or made available to Buyer true and complete copies of all deeds, leases, subleases, documents of title, title opinions, title insurance policies, abstracts, surveys, plats and maps, in its possession or in its control relating to the title to the Real Property.

                  (b) Other than liens for current ad valorem taxes not yet due and payable, Seller has good and marketable title to the Assets, free and clear of any mortgage, security interest, lien, encumbrance, option or agreement.

                  (c) To Seller's best knowledge, the lessors under the Leases have good and marketable title to the Real Property free and clear of any mortgage, security interest, lien, encumbrance, option or agreement except the Leases.

                  (d) Except as set forth in Schedule 3.5(d), there are no pending or to the knowledge of Seller threatened, claims, actions, suits or proceedings, including any relating to condemnation, eminent domain or other public taking or use, against or affecting Seller's interests in the Assets, or any portion thereof or any interest therein, or relating to or arising out of the interest of Seller in the Assets, or any portion thereof, in any court or before or by any


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federal,  state,  county or municipal  department,  commission,  board,  bureau, agency or other governmental instrumentality.

                  (e) Seller enjoys quiet and peaceable possession under the Leases. The Leases are now, and at the Closing Date will be, in full force and effect, enforceable in accordance with the terms of each against the respective lessor thereunder. To Seller's knowledge, no event will have occurred which (whether with or without notice, lapse of time or the occurrence of any other event) would constitute a default by any other party under the Leases, which default would permit the non-defaulting party to terminate the Leases or materially impair the rights of the non-defaulting party.

         SECTION 3.6 MINING AND GEOLOGICAL INFORMATION. Seller has provided to Buyer copies of or access to the Records. SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE CORRECTNESS OF THE RECORDS AND/OR THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED THEREIN.

         SECTION 3.7 LABOR AND EMPLOYEE RELATIONS. No union is certified, or claiming to have been or seeking to be certified or recognized, as collective bargaining agent to represent any employee of Seller. The Real Property is not subject to any successorship obligations under any National Bituminous Coal Wage Agreement to which Seller or any predecessor in title or interest was a party.

         SECTION 3.8 COMPLIANCE WITH LAW. To Seller's knowledge, except as shown on Schedule 3.8, Seller is in material compliance with all laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and


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services,   including,   without  limitation,   the  (i)  federal  Comprehensive
Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the federal Resource Conservation and
Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the federal Clean Air Act, the federal Water Pollution Control Act of 1972, the federal Clean Water Act, the federal Surface Mining Control and Reclamation Act ("SMCRA"), the federal Mine Safety and Health Act of 1977, as amended, the federal Occupational Safety and Health Act of 1970, the federal Solid Waste Disposal Act, the federal Insecticide, Fungicide and Rodenticide Act, and the Toxic Substances Control Act, each as amended and as now or hereinafter in effect, together with the state counterpart of each, including the Tennessee Department of Environment and Conservation ("TDEC").

         SECTION 3.9 PERMITS AND LICENSES. Schedule 1.1(c) contains a correct and complete list of all licenses, Permits and other authorizations held by Seller relating to mining operations on the Real Property. To Seller's knowledge, except as set forth in Schedule 1.1(c), each of said Permits, licenses and other authorizations is in full force and effect; Seller is in compliance in all material respects with the terms, provisions and conditions thereof; there are and have been no violations, penalties, notices of noncompliance, agreements, judgments, consent decrees, agreed orders or administrative action(s) or proceeding(s) of a material nature (including but not limited to any notice that same constitute a pattern of violations under SMCRA or its state counterpart) affecting any of said Permits, licenses and other authorizations; Permit 3116 set forth on Schedule 1.1(c) is in compliance in all material respects with and satisfies all requirements of the SMCRA; and to Seller's knowledge, Seller has performed and is current in all material respects with all reclamation activities, water treatment, discharge requirements, air pollution abatement, health and safety requirements and
environmental   responsibilities  required  to  be  performed
pursuant to, in connection with or as a condition of the validity of said Permits, licenses and other authorizations or required pursuant to any federal, state or local statute, regulation or law.

         SECTION 3.10 EQUIPMENT. SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, ITS CONDITION, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND SELLER WILL CONVEY THE EQUIPMENT "AS IS, WHERE IS" IN ITS EXISTING CONDITION AS OF THE CLOSING. Seller shall service the equipment in accordance with customary practice after date hereof and prior to the Closing, but shall not be required to make major repairs or replacements of major components; provided, however, the Buyer may elect to service the equipment as it determines is in its best interest.

         SECTION 3.11 ENVIRONMENTAL MATTERS. To Seller's knowledge, Seller and all Assets are in compliance in all material respects with all applicable laws, rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities with respect to all environmental statutes, rules and regulations. Seller has not received notice of, nor does Seller have knowledge of, any past or present events, conditions, circumstances, activities, practices, incidents or actions of Seller or Seller's predecessors, either collectively, individually or severally, which may form the basis of any claim, action, suit, proceeding, hearing, or investigation, based on or related to the disposal, storage, handling, manufacture, processing, distribution, use, treatment or transport, or the emission, discharge, release or threatened release into the environment, of any Substance. As used in this Section 3.11, the term "Substance" or "Substances" shall mean any pollutant, hazardous substance, hazardous material, hazardous waste or toxic waste, as defined in any federal, state or local statute or any regulation that has been promulgated pursuant thereto. No part of any of the Assets have been listed or proposed for listing on the National Priorities List established by the United States Environmental Protection Agency, or any other such list by any federal, state or local authorities.

         SECTION 3.12 BROKERS. Seller represents and warrants that all negotiations on behalf of Seller relative to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any broker acting on its behalf, Seller hereby indemnifies Buyer and agrees to hold it harmless against and in respect of any claim from anyone acting on Seller's behalf for brokerage or other commissions relative to this Agreement and the transactions contemplated hereby.

         SECTION 3.13 REPRESENTATIONS AND WARRANTIES AS OF THE CLOSING DATE. All of the representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects at the Closing Date as if made on the Closing Date. In the event of any change or event after date hereof which would cause any representation or warranty to be untrue as of the Closing, Seller shall supplement the Schedules to this Agreement prior to Closing. In the event any such supplement to the Schedules involves a material adverse impact on the Assets or the conduct of the business operations of Seller, Buyer may at its option elect not to close and the parties shall have no further obligations under this Agreement.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         SECTION 4.1 CORPORATE ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing as a domestic corporation under the laws of the State of Tennessee and has all the requisite corporate power and authority to perform its obligations under this

Agreement and the other documents delivered pursuant hereto and to carryon its business as now conducted.

         SECTION 4.2 AUTHORIZATION, EXECUTION AND DELIVERY. The execution and delivery of this Agreement by Buyer and the performance by it of the transactions herein contemplated, have been, or will have been on the date this Agreement is executed on behalf of Buyer, duly authorized and approved by the Board of Directors of Buyer. No further corporate authorization with respect to Buyer is or will be required.

         SECTION 4.3 VALIDITY OF CONTEMPLATED TRANSACTIONS. Neither the execution or delivery by Buyer of this Agreement nor the consummation of the transactions contemplated hereby will in any material respect (i) contravene, violate or result in the violation of any statute, law, ordinance, rule or regulation to which Buyer is subject; (ii) contravene, violate or result in the violation of any judgment, order, injunction, writ or decree of any court or any government department, agency, instrumentality or authority which is applicable to Buyer; and (iii) violate or conflict with any provision of any certificate of incorporation or by-law of Buyer.

         SECTION 4.4 BROKERS. Buyer represents and warrants that all negotiations on behalf of Buyer relative to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any broker acting on its behalf, Buyer hereby indemnifies Seller and agrees to hold it harmless against and in respect of any claim from anyone acting on Buyer's behalf for brokerage or other commissions relative to this Agreement and the transactions contemplated hereby.

         SECTION 4.5 REPRESENTATIONS AND WARRANTIES AS OF THE CLOSING DATE. All of the representations and warranties of Buyer set forth on this Agreement shall be true and correct in all material respects at the Closing Date as if made on the Closing Date.

                                   ARTICLE 5

                        CONDITIONS TO BUYER'S OBLIGATIONS

         The obligation of Buyer to consummate the transactions contemplated hereby is subject to the satisfaction, on or before the Closing Date, of the following conditions, unless waived in writing by Buyer in its sole discretion:

         SECTION 5.1 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

         SECTION 5.2 PERFORMANCE. Seller in all material respects shall have performed and observed its obligations and covenants as set forth in this Agreement prior to or on the Closing Date.

         SECTION 5.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall be no material adverse change in the Assets or to Seller's operations on the Real Property, whether as a result of any revocation of any Permit or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise.

         SECTION 5.4 CONSENTS. All consents of third parties required to be received to prevent any Asset from terminating prior to its scheduled termination, as a result of the consummation of the transactions contemplated hereby, including, without limitation, all consents of the lessors under the Leases, shall have been obtained by Buyer using its reasonable efforts. Buyer shall use its reasonable efforts to obtain estoppel certificates from the lessors under the Leases that there is no existing default by Seller under any of the Leases, and no event has occurred which (whether with or without notice, lapse of time or the occurrence of any other event) would constitute a default by Seller under the Leases.

         SECTION 5.5 NON-FOREIGN STATUS AFFIDAVIT. Buyer shall have received or waived the affidavit of Seller certifying as to its non-foreign status in accordance with section 1445(b)(2) of the Internal Revenue Code in form and substance satisfactory to Buyer.

         SECTION  5.6 NO  ACTIONS,  SUITS  OR  PROCEEDINGS.  Except  as shown on
Schedule 3.5(d), as of the Closing Date, no action, suit, investigation or proceeding brought by any person, corporation, governmental agency or other entity shall be pending or, to the best knowledge of Seller, threatened, before any court or governmental body (i) to restrain, prohibit, restrict or delay, or to obtain damages in respect of this Agreement or the consummation of the transactions contemplated hereby, or (ii) which has had or may have a materially adverse effect on the condition, financial or otherwise, or prospects of Seller. No order, decree or judgment of any court or governmental body shall have been issued restraining, prohibiting, restricting or delaying, the consummation of the transactions contemplated by this Agreement. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting Seller shall be pending, and Seller shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

         SECTION 5.7 CLOSING DOCUMENTS. Seller shall have delivered at the Closing all of the resolutions, certificates, documents and instruments required by this Agreement.

         SECTION 5.8 PURCHASE OF OTHER ASSETS. Buyer shall have entered into an agreement with B&B Hauling and Sevenstar for the purchase of and closing on the assets listed in Exhibit A and Exhibit B hereto, which closing shall be prior to the Closing hereunder.

                                   ARTICLE 6

                       CONDITIONS TO SELLER'S OBLIGATIONS

         The obligation of Seller to consummate the transactions contemplated hereby is subject to the satisfaction, on or before the Closing Date, of the following conditions, unless waived in writing by Seller in its sole discretion:

         SECTION 6.1 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

         SECTION 6.2 PERFORMANCE. Buyer in all material respects shall have performed and observed its obligations and covenants as set forth in this Agreement prior to or on the Closing Date.

         SECTION 6.3 NO ACTIONS, SUITS OR PROCEEDINGS. As of the Closing Date, no action, suit, investigation or proceeding brought by any person, corporation, governmental agency or other entity shall be pending or, to the best knowledge of Buyer, threatened, before any court or governmental body to restrain, prohibit, restrict or delay, or to obtain damages or a discovery order in respect of this Agreement or the consummation of the transactions contemplated hereby. No order, decree or judgment of any court or governmental body shall have been issued restraining,  prohibiting,  restricting  or delaying,  the  consummation  of the transactions contemplated by this Agreement. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting Buyer shall be pending, and Buyer shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

         SECTION 6.4 CLOSING DOCUMENTS. Buyer shall have delivered at Closing the Purchase Price and all of the resolutions, certificates, documents and instruments required by this Agreement.

         SECTION 6.5 BUYER'S PURCHASE OF OTHER ASSETS. Buyer shall have closed with B&B Hauling and Sevenstar the purchase of the assets listed in Exhibit A and Exhibit B hereto, which closing shall be prior to the Closing hereunder.

                                   ARTICLE 7

                               CLOSING DELIVERIES

         SECTION 7.1 DELIVERIES BY SELLER. At the Closing, Seller will deliver the following:

                  (a) The Records (Buyer will be placed in possession as of the release from escrow as provided in Section 7.3);

                  (b) The Escrow Agreement in the form attached hereto as Exhibit C (the "Escrow Agreement");

                  (c) The affidavit of Seller certifying as to its non-foreign status required by Section 5.5 above.

                  (d) A resolution of the shareholders of Seller approving this Agreement and the consummation of the transactions hereunder;

                  (e) The following documents to be delivered to the Escrow Agent under the Escrow Agreement:

                           (i) Bill of Sale (for equipment) - 1 original

                           (ii)   Assignment   and   Assumption  of  Coal  Lease
                  Agreement (Ketchen) - 4 originals

                           (iii) Assignment and Assumption of Coal Lease and Wheelage Agreement (Vanguard) - 3 originals

                           (iv) Assignment and Assumption of Wheelage  Agreement
                  (Baird) - 3 originals

                           (v) Memorandum of Assignment of Coal Lease  Agreement
                  (Ketchen) - 3 originals

                           (vi) Memorandum of Assignment of Coal Lease and Wheelage Agreement (Vanguard) - 3 originals

                           (vii) Memorandum of Assignment of Wheelage  Agreement
                  (Baird) - 3 originals

                  (f) All other documents, instruments and writings required to be delivered by Seller at or prior to the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

         SECTION 7.2 DELIVERIES BY BUYER. At the Closing, Buyer will deliver the following:

                  (a) The Purchase Price less any deposit paid prior to Closing shall be delivered to the Escrow Agent;

                  (b) The Escrow Agreement signed and entered into by Buyer and Escrow Agent;

                  (c) The following  documents  shall be delivered to the Escrow
Agent:

                           (i) Bill of Sale (for equipment) - 1 original

                           (ii)   Assignment   and   Assumption  of  Coal  Lease
                  Agreement (Ketchen) - 4 originals

                           (iii) Assignment and Assumption of Coal Lease and Wheelage Agreement (Vanguard) - 3 originals

                           (iv) Assignment and Assumption of Wheelage  Agreement
                  (Baird) - 3 originals

                           (v) Memorandum of Assignment of Coal Lease  Agreement
                  (Ketchen) - 3 originals

                           (vi) Memorandum of Assignment of Coal Lease and Wheelage Agreement (Vanguard) - 3 originals

                           (vii) Memorandum of Assignment of Wheelage  Agreement
                  (Baird) - 3 originals

                           (viii)   Assumption   and   Modification    Agreement
                  (Ketchen) - 3 originals

                           (ix) Acknowledgment,  Subordination,  Non-Disturbance
                  and Attornment Agreement (the "Acknowledgment and SNDA") - 3 originals

                  (d) All other documents, instruments and writings required to be delivered by Buyer at or prior to the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

         SECTION 7.3 RELEASE FROM ESCROW. The parties will at Closing deliver the documents and funds necessary to consummate the Closing to the Escrow Agent under the Escrow Agreement. In the event Permit 3116 and the related TDEC Permit are not transferred to Buyer by the regulatory agency within fourteen (14) days after the Closing, the Escrow Agent shall upon written demand from Seller or Buyer after said date but prior to the transfer of Permit 3116 by the regulatory agency, return all documents and/or funds to the party which delivered the respective documents and/or funds as follows: the documents identified in Sections 7.1(e)(i) - (vii) shall be returned to Seller, and the documents and funds identified in Section 7.2(a) and 7.2(c)(iv) and (v) shall be returned to Buyer and this Agreement shall be null and void and neither party shall have any further obligation to the other. Upon delivery of such notice to the Escrow Agent, Seller and Buyer shall immediately cause a withdrawal of the pending Successor Permittee Application. Notwithstanding anything herein or in the Escrow Agreement to the contrary, in the event Seller does not, through no fault of Seller, consummate a sale of its other equipment to Stowers Machinery Corporation under a Bill of Sale in the form of Exhibit D attached hereto prior to or simultaneous with the release from escrow, Buyer agrees to purchase such equipment on the same terms and conditions as Exhibit D, prior to or simultaneous with the release from escrow, payment for which shall be in immediately available funds.

         SECTION 7.4 POST-CLOSING ASSISTANCE. From and after the Closing, upon the request of either party, the other party hereto shall do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances and other instruments and papers as may be reasonably required or appropriate to carry out the transactions contemplated by this Agreement. Seller shall be permitted to store Excluded Assets at the properties of the Buyer at no cost to Seller for a period not to exceed thirty (30) days following Closing, and Buyer will reasonably cooperate with Seller in the relocation and/or sale of such Excluded Assets by Seller during the thirty (30) day period following the Closing. After the Closing, at Seller's request and expense, Buyer shall employ its best efforts to assist the Seller in obtaining the full benefit of any and all Tax credits, Tax refunds and Tax benefits related to all Taxes paid and all other matters related to Seller's business prior to the Closing.

                                   ARTICLE 8

                          SURVIVAL AND INDEMNIFICATION

         SECTION 8.1 SURVIVAL. The representations, warranties and covenants in this Agreement shall survive the purchase of the Assets contemplated hereby.

         SECTION 8.2 INDEMNIFICATION BY SELLER. Seller shall indemnify, defend, and hold Buyer, its officers, directors, employees, agents and contractors, successors and assigns (the "Seller's Indemnitees"), harmless from, against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, cost and expense of any kind or character, including but not limited to reasonable attorneys fees (the "Damages"), arising out of or in any manner incident, relating or attributable to:

                  (a) Any inaccuracy in any representation or breach of any warranty of Seller contained in this Agreement; and

                  (b) Any failure by Seller to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by it under this Agreement or any of the documents delivered in connection with this transaction.

         SECTION 8.3 NOTICE TO SELLER, ETC. If any of the matters as to which Seller's Indemnitees are entitled to receive indemnification under Section 8.2 may entail litigation with parties other than Seller, Seller shall be given prompt notice thereof and shall have the right, at its expense, to appoint legal counsel to consult with and remain advised by Buyer in any contest of a claim with such other parties. To the extent requested by Buyer, Seller, at its expense, shall cooperate with and assist Buyer, in any such contest. Buyer shall have final authority to determine all matters in connection with any such litigation or prospective litigation; provided, however, that Buyer shall not settle any litigation involving a third party claim (and thereafter seek indemnification from Seller) without the consent of Seller, which shall not be unreasonably denied or delayed.

         SECTION 8.4 INDEMNIFICATION BY BUYER. Buyer shall indemnify, defend, and hold Seller, its officers, directors, employees, agents, contractors, successors and assigns (the "Buyer's Indemnitees"), harmless from, against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, cost, fine, penalty, obligation and expense of any kind or character, including but not limited to reasonable attorneys fees (the "Damages"), irrespective of whether Permit 3116 is ever transferred or issued to Buyer, arising out of or in any manner incident, relating or attributable to:

                  (a) Any inaccuracy in any representation or breach of warranty of Buyer contained in this Agreement; and

                  (b) Any failure by Buyer to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by it under this Agreement or any of the documents delivered in connection with this transaction, including but not limited to the Assumed Obligations.

         SECTION 8.5 NOTICE TO BUYER, ETC. If any of the matters as to which Buyer's Indemnitees are entitled to receive indemnification under Section 8.4 may entail litigation with parties other than Buyer, Buyer shall be given prompt notice thereof and shall have the right, at its expense, to appoint legal counsel to consult with and remain advised by Seller in any contest of a claim with such other parties. To the extent requested by Seller, Buyer, at its expense, shall cooperate with and assist Seller, in any such contest. Seller shall have final authority to determine all matters in connection with any such litigation or prospective litigation; provided, however, that Seller shall not settle any litigation involving a third party claim (and thereafter seek indemnification from Buyer) without the consent of Buyer, which consent shall not be unreasonably denied or delayed.

         SECTION 8.6 SURVIVAL OF INDEMNIFICATION. The obligations to indemnify and hold harmless pursuant to this ARTICLE 8 shall survive the Closing.

                                   ARTICLE 9

                                  MISCELLANEOUS

         SECTION 9.1 KNOWLEDGE OF SELLER. Any representation or warranty contained in this Agreement expressly qualified by reference to the best knowledge of Seller, shall be construed to mean matters within the actual knowledge of Robert Clear and/or Rebecca Clear.

         SECTION 9.2 "MATERIAL" DEFINED. For purposes of this Agreement, an event or circumstance shall be deemed to constitute or have a material adverse change, material result or material effect if such event or circumstance would result in a material adverse change, or have a material result or material effect on the Assets or results of operations or the Real Property taken as a whole.

         SECTION 9.3 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

         If to Buyer:
                   National Coal Corporation
                   319 Ebenezer Road
                   Knoxville, Tennessee  37923
                   Attention:  Jon E. Nix

         with a copy to:
                   Charles W. Kite
                   319 Ebenezer Road
                   Knoxville, Tennessee  37923

         If to Seller:
                   Robert Clear Coal Corporation
                   P. O. Box 352
                   LaFollette, Tennessee  37766
                   ATTN:  Rebecca Clear

         with a copy to:
                   Robert Clear and Rebecca Clear
                   P. O. Box 385
                   LaFollette, Tennessee  37766

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is sent.

         SECTION 9.4 ENTIRE AGREEMENT. This Agreement, and the documents referred herein or attached hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty; covenant or agreement of any kind not expressly set forth herein shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         SECTION 9.5 MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

         SECTION 9.6 .ASSIGNMENT. Neither this Agreement, nor any right hereunder, may be assigned by either of the parties hereto without the prior written consent of the other party. Provided, however, Buyer shall have the right to assign this Agreement to any entity which is a corporate subsidiary or corporate affiliate of Buyer but Buyer shall nevertheless remain liable for full performance hereunder.

         SECTION 9.7 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

         SECTION  9.8  GOVERNING   LAW.  This   Agreement  and  the  rights  and
obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Tennessee.

         SECTION 9.9 SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         SECTION 9.10 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

         SECTION 9.11 EXPENSES. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

         SECTION 9.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 9.13 INTERPRETATION. This Agreement has been negotiated between the parties with assistance of counsel, and in the event of any conflict or ambiguity in the terms hereof, the rule of law, construction or interpretation which requires that it be interpreted or construed against the drafter or preparer shall not apply.

         SECTION 9.14 SCHEDULES. All matters shown or identified on any Schedule to this Agreement are incorporated in and made a part of all Schedules as if set forth on each and all Schedules.

         SECTION 9.15 TIME OF THE ESSENCE. Time is of the essence in the performance of all this Agreement.

         SECTION 9.16 FACSIMILE SIGNATURE. The parties may execute this Agreement and the accompanying Letter of Intent and transmit a signed copy thereof to the other party with the original to be forwarded by express delivery service.

         IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.
                                        SELLER:



                                        ROBERT CLEAR COAL CORPORATION





                                        By:    /s/ Robert Clear
                                               ---------------------------------

                                        Title: President
                                               ---------------------------------





                                        BUYER:



                                        NATIONAL COAL CORPORATION





                                        By:    /S/ CHARLES KITE
                                            ------------------------------------

                                        Title:  Charles Kite, General Counsel

                                 SCHEDULE 1.1(A)

                                     LEASES

1. Coal Lease Agreement between RCCC and Ketchen Land Company, Inc. dated November 6, 2001.

2. Addendum to Coal Lease Agreement between RCCC and Ketchen Land Company, Inc. dated March 15, 2003.

3.       Acknowledgement,    Subordination,   Non-Disturbance   and   Attornment
         Agreement between RCCC and Ketchen Land Company, Inc. and Bank of Sharon dated March 14, 2002.

4. Wheelage Agreement between RCCC and John Michael Baird/Esther Baird dated July 8, 2002.

5. Coal Lease/Wheelage Agreement between RCCC and Vanguard Investment Properties, Inc. dated September 1, 2002.

                                 SCHEDULE 1.1(B)

                                    EQUIPMENT


        EQUIPMENT                       SERIAL NUMBER              AMOUNT
--------------------------------------------------------------------------------
2003 Crusher Plant/Tipple                                        155,000.00
1999 International Truck              1HTTGAET3XJ002592
1999 International Truck              1HTTGAET2XJ001336
1999 International Truck              1HTTGAET7XJ002594          150,000.00
--------------------------------------------------------------------------------
                                            TOTAL                305,000.00

                                 SCHEDULE 1.1(C)

           PERMITS AND NONCOMPLIANCES (SEE ALSO SECTIONS 3.8 AND 3.9)

1.       NPDES Permit  #TN0076376 (the "TDEC Permit")

2.       OSM Permit #3116

3.       OSM Revisions:

         a.       #3/ Revise Drainage Control Plan for Dan Branch Watershed

         b.       #4/ Incidental Boundary Revision

         c. #5/ Redesignate 43.8 Acres of Unaffected Mine Management Area and 68.7 Acres of Auger Mine Area as Surface Mine Area; Revise Topsoil Handling Plan to Promote Reforestation.

         d.       #6/ Change Bonding Scheme from Standard to Incremental

4.       OSM Violation:

         a.       NO3-090-171-004 issued 12-15-03 related to Revision #3

         b.       CO4-090-171-001 issued 1-14-04 related to Revision #3

         c.       NO4-090-171-004 issued 6-3-04 related to Revision #?

5.       TDEC Violation:

         a.       03-22 dated 12-2-2003 related to OSM Revision #3

         b. 04-03 dated 1-16-2004 relates to chemical treatment and directors order/agreed order

         c. Directors Order 04-0038 dated 1-26-2004/ with Agreed Order on 7-20-2004

         d.       Agreed Order - Case No. 04-0038 / settled agreement  7-20-2004

         e.       Notice of Violation No. 04-49

                                  SCHEDULE 1.3

                          ALLOCATION OF PURCHASE PRICE


          1.       Equipment                                  $305,000.00
          2.       Lease Reserves under Permit               $1,736,129.50
          3.       Unpermitted Lease Reserves                 $300,000.00
          4.       Other Leases                                  $0.00
          5.       Permits                                       $0.00
                                                         -----------------------
                                            TOTAL            $2,341,129.50
          Less Reclamation Expense Credit                    -  100,000.00
                                                         -----------------------
                                                             $2,241,129.50

                                 SCHEDULE 2.4(A)

                                      BONDS



           TYPE                         NUMBER          AMOUNT            DATE
           ----                         ------          ------            ----
First National Bank of LaFollette
Irrevocable Letter of Credit             581          $1,700,000         6/20/03

Collateral Bond                          N/A          $1,700,000         6/24/03

First State Bank Irrevocable
Letter of Credit                         500          $2,190,000         6/24/03

Collateral Bond                          N/A          $2,190,000         6/24/03

                                  SCHEDULE 3.2

               ENCUMBRANCES, ADVERSE CLAIMS, ETC., AGAINST ASSETS

             SECURED PARTY                                    APPROXIMATE PAYOFF
             -------------                                    ------------------
        1.   Caterpillar Financial Services Corporation         $1,528,789.98
        2.   Caterpillar Financial Services Corporation           $108,455.62
        3.   Caterpillar Financial Services Corporation           $273,186.53
        4.   Caterpillar Financial Services Corporation           $678,092.12
        5.   First National Bank                                   119,934.18

        NOTE:

                  (i) These payoffs will be updated at time of release of funds from escrow as provided in Section 7.3.

                  (ii) These encumbrances will be paid in full and deducted from the sales proceeds from Stowers Machinery Corporation under the Bill of Sale Exhibit D.

                                  SCHEDULE 3.3

                                    CONSENTS

         1.       Ketchen Land Company, Inc.

         2.       Vanguard Investment Properties, Inc.

         3. John Michael Baird and Esther Baird (Release of RCCC only - consent not required.)

                                 SCHEDULE 3.5(D)

                          ACTIONS, SUITS OR PROCEEDINGS

         1.       Save Our Cumberland,  et al. v. Norton, et al., U. S. District
                  Court  for  the  Eastern  District  of  Tennessee,   Case  No.
                  3:03-CV-462.

         2.

         3.

                                  SCHEDULE 3.8

                        VIOLATIONS OF LAWS AND ORDINANCES

         1.       OSM Violation:

                  a.       NO3-090-171-004  issued 12-15-03  related to Revision
                           #3

                  b.       CO4-090-171-001 issued 1-14-04 related to Revision #3

                  c.       NO4-090-171-004 issued 6-3-04 related to Revision #?

         2.       TDEC Violation:

                  a.       03-22 dated 12-2-2003 related to OSM Revision #3

                  b. 04-03 dated 1-16-2004 relates to chemical treatment and directors order/agreed order

                  c. Directors Order 04-0038 dated 1-26-2004/ with Agreed Order on 7-20-2004

                  d.       Agreed Order - Case No.  04-0038 / settled  agreement
                           7-20-2004

                  e.       Notice of Violation No. 04-49

                                    EXHIBIT A

         B & B HAULING

2002 Peterbilt Tractor                               New tires/1 month old
2004 Kenworth Tractor                                New tires/1 month old
1982 Mack
1985 Parts Truck
1977 Mechanic Truck w/compressor
2000 Benson Trailer
1985 Benson Trailer
1982 East Trailer
1984 East Trailer

Spare tires, rims, all stock and repair parts for Mack, Peterbilt, Kenworth and trailers.

                                                       PACKAGE PRICE $290,000.00

                                    EXHIBIT B

SEVENSTAR
1990 Mack tractor
1988 Mack tractor
1988 Mack tractor
1985 Mack tractor
1996 East Trailer
1977 Trailmobile Trailer

         15 Speed Transmission (needs rebuilt)
         20 Tires
         20 rims
         U-joints, wheels seals, wheel studs, wheel keepers,  bearings,  brakes,
filters  -  air,  oil,  fuel;  lights,   stabilizer  bars,  wheel  spacers,  air
regulators, races, fan belts.

History:

Rebuilt rear end in 1988 Mack, April, 2004
Rebuilt rear end in 1988 Mack, May, 2004
New rebuilt  transmission in 1990 Mack, June, 2004
New recap tires on 1988 Mack, May, 2004
New recap tires on 1990 Mack, June, 2004
New recap tires on 1996 East Trailer, May, 2004
New springs, trunion, saddles, bushings, complete suspension on 1985 Mack, February, 2004

                                                       PACKAGE PRICE $186,000.00